                                                                   EXHIBIT 10.16

                                 OEM AGREEMENT

                                 BY AND BETWEEN

                                  CALCOMP INC.

                                      AND

                         KATSURAGAWA ELECTRIC CO., LTD.

                               TABLE OF CONTENTS

Article 1  - DEFINITIONS.......................................................1

Article 2  - GRANT OF RIGHTS...................................................2

Article 3  - SUPPLY OBLIGATION, PURCHASE ORDERS AND SHIPPING...................3

Article 4  - PRICING AND PAYMENT...............................................4

Article 5  - TECHNICAL TRAINING, MANUALS.......................................5

Article 6  - PRODUCT SPECIFICATIONS: MODIFICATION OF PRODUCTS..................6

Article 7  - WARRANTY..........................................................6

Article 8  - PATENTS...........................................................7

Article 9  - TRADEMARK.........................................................8

Article 10 - SECRECY...........................................................8

Article 11 - TERM OF AGREEMENT.................................................9

Article 12 - TERMINATION FOR SPECIAL REASONS..................................10

Article 13 - FORCE MAJEURE....................................................10

Article 14 - WAIVER...........................................................11

Article 15 - ASSIGNMENT.......................................................11

Article 16 - ENTIRE AGREEMENT.................................................11

Article 17 - GOVERNING LAW....................................................11

Article 18 - ARBITRATION......................................................11

Article 19 - NOTICE...........................................................12

Article 20 - REPRESENTATIONS..................................................12

Article 21 - MATTERS NOT PROVIDED FOR.........................................12

                                    EXHIBITS
                                    --------

Annex I   - Model 2700 Product Description

Annex II  - Pricing for Machines

Annex III - KIP Model 2700 Parts Price List.

Annex IV  - Exchange Rate Procedure

                               A G R E E M E N T
                               -----------------

THIS AGREEMENT is made as of the 9th day of January 1996, by and between CALCOMP INC., having its principal place of business at 2411 West La Palma Avenue, Anaheim, California, U.S.A. (hereinafter called "CALCOMP") and KATSURAGAWA ELECTRIC CO., LTD., having its principal place of business at 21-3, Shimomaruko 4-chome, Ohta-ku, Tokyo, Japan (hereinafter called "KTA")

                                   WITNESSETH
                                   ----------

WHEREAS, KTA has been designing and developing a digital printer engine designated by KTA as its Model 2700 (hereinafter referred to as the "MACHINE", which term is more fully defined below);

WHEREAS, CALCOMP desires to purchase MACHINES as well as spare parts, accessories and consumable products for use in and with MACHINES from KTA for the purpose of distributing the same in the TERRITORY on an OEM basis together with controllers, drivers and software designated by CALCOMP; and

WHEREAS, the parties wish to enter into an Agreement setting forth the terms and conditions under which CALCOMP shall purchase and distribute such products from KTA.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

Article I - DEFINITIONS
-----------------------

Words shall have their normally accepted meanings as employed in this Agreement. The terms "herein" and "hereof", unless specifically limited, shall have reference to the entire Agreement. The word "shall" is mandatory, the word "may" is permissive, the word "or" is not exclusive, the words "includes" and "including" are not limiting and the singular includes the plural. The following terms shall have the described meanings:

a)      MACHINE shall mean the KIP model 2700 Digital Printer Engine designed
        -------
        and developed by KTA, the specifications of which are set out in Annex I hereof.

b)      SPARE PARTS shall mean those parts used in the repair of the MACHINE
        -----------
        and which are an integral part thereof.

c)      SUPPLY PRODUCTS shall mean SPARE PARTS plus accessories and consumable
        ---------------
        products such as

Date Revised: May 13, 1996                                                   1
        developer, toner and a photosensitive drum to be used in or in connection with the MACHINE, but not including paper and other copying media.

d)      CONTRACT PRODUCTS shall mean the MACHINE or SUPPLY PRODUCTS.
        -----------------

e)      OEM PRODUCTS shall mean the MACHINE, and the SUPPLY PRODUCTS, as
        ------------
        integrated into a final product by CALCOMP, inter alia by providing the MACHINE with a controller driver and related software.

f)      TERRITORY shall mean all countries in the World.
        ---------

g)      CONTRACT YEAR shall mean the twelve (12) consecutive calendar month
        -------------
        period after the first day of the month in which the first production order for the MACHINES is received or any subsequent twelve (12) consecutive calendar month period.

Article 2 - GRANT OF RIGHTS
---------------------------

2-1
---

KTA hereby grants to CALCOMP the non-exclusive right to distribute the OEM PRODUCTS on an OEM basis within the TERRITORY during the term of this Agreement. The said right of CALCOMP shall include CALCOMP's right to have the OEM PRODUCTS distributed by its subsidiaries and distributors within the TERRITORY, provided that CALCOMP shall be responsible for the compliance by such subsidiaries and distributors with the terms of this Agreement.

2.2
---

CALCOMP hereby agrees to use its best efforts to distribute the OEM PRODUCTS on an OEM non-exclusive basis within the TERRITORY during the term of this Agreement.

2.3
---

Nothing in this Agreement is to be construed as giving either party the right to commit the other or to act as the legal representative of the other party.

Date Revised: May 13, 1996                                                   2

Article 3 - SUPPLY OBLIGATION, PURCHASE ORDERS AND SHIPPING
-----------------------------------------------------------

3.1
----

KTA agrees to supply CALCOMP with the CONTRACT PRODUCTS ordered by CALCOMP for distribution by CALCOMP within the TERRITORY during the term of this Agreement.

3.2
---

During the term hereof and for a period of at least five (5) years after the termination date of this Agreement, KTA shall supply CALCOMP with SUPPLY PRODUCTS which CALCOMP may order. If KTA at any time during such five (5) year period determines that it will no longer supply certain of the SUPPLY PRODUCTS after expiration of the said period, it will give at least three (3) months notice prior to the expiration of said five (5) year period to CALCOMP, identifying the SUPPLY PRODUCT to be discontinued. In such case CALCOMP shall be entitled to purchase one (1) final lot, in a reasonable quantity, of the SUPPLY PRODUCT concerned from KTA.

3.3
---

CALCOMP agrees that none of the 120/220 volt units of the MACHINE shall be distributed in Japan as such or such converted into 100 volt units.

3.4
---

CALCOMP agrees that it will place firm orders ("Firm Orders") for the CONTRACT PRODUCTS by means of a purchase order form, letter, or facsimile before the fifteenth (15th) of each month for the third (3rd) month following, and provide KTA with a forecast (the "Forecast") before the fifteenth (15th) of each month for the fourth (4th) and fifth (5th) months following. If any Firm Order is placed by facsimile, CALCOMP shall promptly send to KTA a confirmation copy by mail.

Unless CALCOMP specifies otherwise and agrees to pay extra charges for the packaging concerned, the number of MACHINES specified in a Firm Order for a month shall be equal to or a multiple of twenty-two (22) (the number of MACHINES which fit in a 20 foot container) or forty-four (44) (the number of MACHINES which fit in a 40 foot container). Provided, however, that insofar as the packaging for the relevant MACHINES need not be changed, the number of MACHINES for such monthly order need not be equal to or a multiple of twenty two (22) or forty four (44).

Date Revised: May 13, 1996                                                   3

Firm orders may not deviate in quantity by more than twenty (20) percent (plus or minus) from the quantity provided in the related Forecast.

KTA will confirm promptly its acceptance of such Firm Orders by facsimile to CALCOMP. If such acceptance is sent by facsimile, KTA shall promptly send to CALCOMP a confirmation copy by mail.

3.5
---

The following shall be shipped by KTA, F.O.B. Taipei/Keelung Taiwan or F.O.B. Japan to CALCOMP within the times stipulated:

a) MACHINES shall be shipped by KTA from its factory to CALCOMP within three (3) months from the fifteenth (15) of the month before which date the Firm Order for such MACHINES is placed.

b) SUPPLY PRODUCTS shall be shipped by KTA from its factory to CALCOMP with the relevant lead time as stated in Annex III, KIP Model 2700 Parts Price List.

3.6
---

On each Firm Order and each delivery made hereunder the terms and conditions hereof shall be exclusively applicable. General sales or purchase conditions of the parties hereto shall not be applicable. Special conditions for certain orders shall be clearly stated in writing and shall previously be accepted in writing by KTA and CALCOMP in order to be applicable and valid.

Article 4-PRICING AND PAYMENT
-----------------------------

4.1
---

For the first CONTRACT YEAR, the prices for 120/220 volt unit and 100 volt unit of the MACHINE respectively shall be as set out in Annex II hereto, the 120/220 volt units of which shall be subject to adjustment with respect to fluctuations in the exchange rate as stated in Annex IV hereto. For the first CONTRACT YEAR, the prices for SUPPLY PRODUCTS are set out in Annex III hereto.

4.2
---

Beginning at least ninety (90) days prior to the end of each CONTRACT YEAR, the parties will negotiate in good

Date Revised: May 13, 1996                                                   4
faith to arrive at the price and minimum purchase requirements for the MACHINE, and the price for the SUPPLY PRODUCTS to be applied in the subsequent CONTRACT YEAR.

4.3
---

Payment for the MACHINES or SUPPLY PRODUCTS shall be made by CALCOMP to KTA in Japanese Yen via telegraphic transfer (TT) into an account so designated by KTA, within five (5) days of receipt of a copy of the relevant Bill of Lading or Airway Bill, for the shipment in question, having been sent via facsimile to CALCOMP.

Article 5 - TECHNICAL TRAINING, MANUALS
---------------------------------------

5.1
---

KTA shall provide technical training to the service personnel of CALCOMP as follows:

a) KTA shall provide, upon written request by CALCOMP, technical training courses ("Service Training Courses") to train a limited number of key technicians of CALCOMP at KTA's facility in Japan. KTA shall incur all costs and expenses for its own personnel and CALCOMP shall bear all travel costs and other expenses for its own personnel.

b) At CALCOMP's request, KTA may agree to hold its Service Training Course at CALCOMP's facility, provided CALCOMP shall incur all costs and expenses of its own personnel, and KTA shall bear all travel costs and expenses of its own instructor.

c) The obligation of KTA in paragraphs a) and b) above shall be limited to ten (10) man-days of instruction (e.g. one (1) key technician of CALCOMP for ten (10) working days or two (2) key technicians of CALCOMP for five
        (5) working days) during the first year of this Agreement.

5.2
---

CALCOMP may prepare, at its own cost, its own manuals and catalogues regarding the OEM PRODUCTS. For that purpose KTA shall, upon request, furnish to CALCOMP, free of charge, all information regarding the CONTRACT PRODUCTS which may reasonably enable CALCOMP to prepare such documentation, including

Date Revised: May 13, 1996                                                   5
one (1) set in English of the parts manual, service manual, operation manual and interface-specifications for the CONTRACT PRODUCTS.

Article 6 - PRODUCT SPECIFICATIONS: MODIFICATION OF PRODUCTS
------------------------------------------------------------

KTA may make modifications of the CONTRACT PRODUCTS which do not alter the appearance or operation of the CONTRACT PRODUCTS or do not require any adaption by CALCOMP of electronic or mechanical items in the OEM PRODUCTS ("Minor Modifications"). KTA shall inform CALCOMP of such Minor Modifications at least one month prior to the shipment of the CONTRACT PRODUCTS containing such modifications. Any modification of the CONTRACT PRODUCTS other than Minor Modifications may only be made by KTA after having given CALCOMP six (6) months written notice of such modification. Further, for Engineering Change Information ("ECI"), KTA agrees to notify CALCOMP prior to making modifications in the following areas, 1) the appearance of the MACHINE, 2) matters relating to Agency approval, and 3) matters relating to the software and the controller. CALCOMP shall respond to all KTA ECI requests within thirty (30) days.

Article 7 - WARRANTY
--------------------

7.1
---

KTA warrants that all CONTRACT PRODUCTS shall be free from defects in material and workmanship and shall be and operate according to the specifications appearing in Annex I. The said warranty shall apply during a period of six (6) months after installation of the OEM PRODUCTS at CALCOMP's customers' premises or for twelve (12) months after the date of shipment, whichever period is shorter, and is subject to the condition that CALCOMP has notified KTA in writing or by facsimile of any warranty claim within the warranty period. If such notice is sent by facsimile, CALCOMP shall promptly send to KTA a confirmation copy of the same by mail.

7.2
---

KTA's sole obligation under the warranty in Article 7.1 is limited to either repairing or replacing at KTA's option and expense, those CONTRACT PRODUCTS or parts thereof which do not conform to the said specifications. CALCOMP may, if appropriate and after agreement with KTA, repair the defective CONTRACT PRODUCTS at the installation site, in which case KTA shall credit CALCOMP the costs of replacement parts used by CALCOMP. CALCOMP shall notify KTA of any defective component and allow KTA to evaluate the claim against the defective component. KTA or CALCOMP may request that the defective component be returned to KTA for failure analysis.

Date Revised: May 13, 1996                                                   6

7.3
---

The above warranty does not extend to that part of the CONTRACT PRODUCTS modified, altered or improved by CALCOMP in creating the OEM PRODUCTS and CALCOMP shall indemnify and hold KTA harmless from any and all claims related thereto.

7.4
---

If it is unclear or cannot be determined from the nature of the defect whether Articles 7.1 and 7.2 or 7.3 should apply, the parties shall meet and determine in good faith a reasonable apportionment of the relevant repair or replacement costs.

7.5
---

THIS WARRANTY IS IN LIEU OF ALL OTHERS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, AND ACTION UNDER THIS WARRANTY SHALL BE THE EXCLUSIVE REMEDY.

Article 8 - PATENTS
-------------------

8.1
---

KTA declares that to the best of its knowledge as of the date hereof the CONTRACT PRODUCTS can be marketed and used in the TERRITORY without infringing any intellectual property rights or other rights of any third party.

8.2
---

In the event CALCOMP or KTA receives any oral or written notice alleging that the CONTRACT PRODUCTS or any parts thereof furnished under this Agreement constitute an infringement of any patent in the TERRITORY, CALCOMP and KTA shall consult with each other in good faith and assist each other to the extent reasonably possible in the implementation of the particular plan agreed upon by CALCOMP and KTA as the best solution to the problem.

Date Revised: May 13, 1996                                                   7

8.3
---

It is expressly agreed that in the event CALCOMP or KTA receives any such oral or written notice alleging patent infringement as described in the preceding
Article 8.2, KTA shall have ninety (90) days from the date of its receipt of such notice to attempt at its expense to reach an accommodation with the patent claimant or holder or to modify or replace the CONTRACT PRODUCTS or any parts thereof with ones that are free from such allegation of infringement.

8.4
---

KTA's obligations under this Article 8 extend only to the CONTRACT PRODUCTS and do not extend to that part of the MACHINES modified, altered or improved by CALCOMP in creating the OEM PRODUCTS and CALCOMP shall indemnify and hold KTA harmless from all costs and expenses of patent infringement claims related thereto.

8.5
---

If either party becomes aware of the possibility that the marketing, distribution or use of the CONTRACT PRODUCTS in the TERRITORY could affect or infringe intellectual property rights of third parties, it shall forthwith inform the other party thereof, specifying the details of the same.

Article 9 - TRADEMARK
---------------------

CALCOMP shall market and advertise the OEM PRODUCTS only under the trademark "SOLUS 4" or any other trademark or trademarks of CALCOMP.

Article 10 - SECRECY
--------------------

During the term of this Agreement, each party may divulge to the other information which is proprietary and confidential to it. Both parties hereby agree that:

a) All information in written or other physical form, delivered to it by the Other Party and which is designated to be proprietary and confidential will be safeguarded in the same manner as it safeguards its own proprietary and confidential information of like character, and will not be divulged to third parties by it. Information which is initially orally or visually submitted and identified at the time of initial disclosure as

Date Revised: May 13, 1996                                                   8
        proprietary shall also be safeguarded only if the Other Party notifies it in writing, within ten (10) business days of such initial oral or visual disclosure, with a specific identification of the proprietary information contained in such initial oral or visual disclosure.

b) Such information designated as proprietary and confidential shall be used by it only for the purpose of this Agreement unless there is a specific written agreement permitting wider use.

c) This commitment shall terminate five (5) years from the Termination Date of this Agreement.

d) This paragraph shall not impose any obligation upon such party with respect to any portion of the received information which:

        1. Is now, or which hereafter, through no act or failure to act on its part, becomes generally known or available.

        2. Is known to such party at the time of receiving such information.

        3.      Is furnished to others without restriction on disclosure, or

        4. Is hereafter furnished to such party by a third party, as a matter of right and without restriction on disclosure.

e) Upon written request from the disclosing Party, the receiving Party will return all of disclosing Party's Proprietary and Confidential Information disclosed under this Agreement to the disclosing Party.

Article 11 - TERM OF AGREEMENT
------------------------------

This Agreement shall be effective as from the date hereof and shall continue for a period of three (3) CONTRACT YEARS. Thereafter, it shall be automatically continued for successive periods of 12 consecutive months until and unless terminated by one of the parties as at the end of the then current period by giving at least ninety (90) days written notice thereof.


Date Revised: May 13, 1996                                                   9

Article 12 - TERMINATION FOR SPECIAL REASONS
--------------------------------------------

12.1
----

Without prejudice to any other remedy, any party may summarily terminate this Agreement by notice in writing to the other party if the other party:

        a) Commits a breach of any of the provisions of this Agreement and, if the subject breach is capable of remedy, does not remedy that breach within thirty (30) days of the receipt of written notice from the other party requiring it to do so; or

        b) ceases to carry on business, has a receiver appointed for its assets, enters into liquidation, whether compulsory or voluntary, or otherwise becomes subject to applicable insolvency laws; or

        c)      fails to meet its obligations; or

        d) suffers a substantial change in the identity of its major shareholders, except in the event such change results from an internal reorganization within the present group of companies to which the respective party presently belongs.

12.2
----

Termination of this Agreement for whatever reason shall not prejudice the existing rights and obligations of either party to the other hereunder.

12.3
----

Any breach of this Agreement by either CALCOMP or KTA shall constitute a breach for which such party shall be severally liable.

Article 13 - FORCE MAJEURE
--------------------------

Neither party shall be liable for any default hereunder due to causes beyond its control which originated without its fault or negligence including, but not limited to, acts of God, war, strikes, freight and shipping embargoes, government orders or regulations, provided that, the party which is unable to perform its obligations hereunder

Date Revised: May 13, 1996                                                   10
for reasons indicated above, shall upon the occurrence thereof notify the other of the occurrence and practical effect of any such event in writing. If, despite the best efforts of the party in default to remedy the situation of force majeure as indicated here above, the performance of the obligations of a party hereto has been prevented by occurrence of any event indicated above for a period of two (2) months or more, the other party is entitled to terminate this Agreement forthwith by registered letter.

Article 14 - WAIVER
-------------------

The failure of either party hereto at any time to exercise any of its rights under this Agreement shall not be deemed a waiver thereof, nor shall such failure in any way prevent said party from subsequently asserting or exercising such rights.

Article 15 - ASSIGNMENT
-----------------------

No rights or obligations of any party hereunder shall be assignable without the express prior consent of the other party in writing.

Article 16 - ENTIRE AGREEMENT
-----------------------------

This Agreement supersedes all former agreements between the parties hereto insofar as the same are related to the distribution of the CONTRACT PRODUCTS. No change, addition or modification of any of the terms and provisions hereof shall be binding on either party unless accepted in writing by both parties.

Article 17 - GOVERNING LAW
--------------------------

This Agreement shall be construed and governed according to Japanese law.

Article 18 - ARBITRATION
------------------------

Any dispute which may arise out of or relating to this Agreement and which cannot be solved by amicable settlement between the parties shall be determined by arbitration. If such arbitration is instituted by KTA against CALCOMP, the hearing shall be held in Anaheim, California, U.S.A. under the rules of the American Arbitration Association. If such arbitration is instituted by CALCOMP against KTA, the hearing shall be held in Tokyo, Japan under the rules of the Japan Commerical Arbitration Association.


Date Revised: May 13, 1996                                                  11

Article 19 - NOTICE
-------------------

All notices hereunder shall be deemed to be sufficiently given if in the English language and sent by one party to the other by facsimile or prepaid certified or registered airmail addressed to its office as hereinabove set forth or to such new address as such party may have specified to the other party by notice hereunder. Notices as provided herein shall be deemed given when received, or if correctly addressed and posted on the seventh day following the date of dispatch, whichever comes earlier.

Notices to CALCOMP shall be addressed to: William L. Barber, Company Secretary (Fax: (714) 821-2470). Notices to KTA shall be addressed to: Mr. Masanori Watanabe, President (Fax: 03-3757-3451).

Article 20 - REPRESENTATIONS
----------------------------

Each party hereby warrants and represents to the other that it is legally free to enter into this Agreement and that it has no obligation to any other person, partnership, corporation, association or other business or legal entity which would affect or conflict in any way with any of its obligations or duties hereunder.

Article 21 - MATTERS NOT PROVIDED FOR
-------------------------------------

Any matters not provided for herein shall be decided by mutual consultation, and such decision shall not take effect unless and until confirmed by the Parties in writing.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed on
------------------
their behalf by duly authorized representatives as of the day and year first above written.


CALCOMP INC.                            KATSURAGAWA ELECTRIC CO., LTD.

By: /s/ Gary Long                       By: /s/ Masanori Watanabe
       ---------------                         ---------------------

Name:   Gary Long                       Name:      Masanori Watanabe

Title:  President                       Title:     President

Date:  6-3-96                           Date:  6-14-96
      ----------------                        ----------------------


Date Revised: May 13, 1996                                                  12

             AMENDMENT 1 TO THE AGREEMENT FOR THE MODEL 2700 ENGINE
             ------------------------------------------------------

This Amendment is made and entered into as of February 1, 1996, by and between KATSURAGAWA ELECTRIC CO., LTD., (hereinafter referred to as "KTA") and CALCOMP Inc., (hereinafter referred to as "CALCOMP").

                                R E C I T A L S
                                ---------------

WHEREAS KTA and CALCOMP have entered into an Agreement effective January 9, 1996 for the distribution of the Model 2700 Digital Print Engine.

WHEREAS the parties hereto wish to amend the Agreement in order to provide for certain matters not previously addressed and to modify certain other terms;

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1)      Article 4 PRICING AND PAYMENT - Paragraph 4.1 revise wording as follows:

        "The prices for 120/220 volt unit and 100 volt unit of the MACHINE respectively shall be as set out in Annex II hereto, the 120/220 volt units of which shall be subject to adjustment with respect to fluctuations in the exchange rate as stated in Annex IV hereto. The prices for SUPPLY PRODUCTS are set out in Annex III hereto."

2) Article 5 TECHNICAL TRAINING AND MANUALS - Paragraph 5.2 - revise wording as follows:

        "CALCOMP may prepare, at its own cost, its own manuals and catalogues regarding the OEM PRODUCTS. For that purpose KTA shall, upon request, furnish to CALCOMP, free of charge, all information regarding the CONTRACT PRODUCTS which may reasonably enable CALCOMP to prepare such documentation, including one (1) set in English of the parts manual, service manual, operation manual and interface-specifications for the CONTRACT PRODUCTS. KTA grants CALCOMP the right and license, subject to the provisions of Article 10 Secrecy, to use, reproduce, modify, translate and distribute the documentation and training materials with legally effective copyright notice; provided however, that KTA shall not be liable for any damages incurred by CALCOMP or a third party due to, and CALCOMP shall indemnify and hold KTA harmless from liability for any damages incurred by CALCOMP or a third party due to any errors or omissions in the documentation used by CALCOMP using any information so provided by KTA."

3)      Article 7 WARRANTY - Paragraph 7.1 - revise wording as follows:

        "KTA warrants that all CONTRACT PRODUCTS shall be free from defects in design, material and workmanship and shall be and operate according to the specifications appearing in Annex I; provided, however, that such warranty shall not apply to any defects which occur or arise as a result of changes in aspects, features or details of the CONTRACT PRODUCTS which are incorporated therein, adopted or implemented as a result of requests originated by CALCOMP, provided that a CALCOMP officer has previously agreed in writing that said warranty will not apply as a result of the incorporation, adoption, or implementation of said aspects, features or

Date Revised: May 13, 1996                                                   1
        details. The said warranty shall apply during a period of six (6) months after installation of the OEM PRODUCTS at CALCOMP's customers' premises or for twelve (12) months after the date of shipment, whichever period is shorter, and is subject to the condition that CALCOMP has notified KTA in writing or by facsimile of any warranty claim within the warranty period. If such notice is sent by facsimile, CALCOMP shall promptly send to KTA a confirmation copy of the same by mail.

        The aforementioned warranty period shall be extended to three (3) years from the relevant shipping date for any latent defect which causes a breach of warranty in a series (for example, a range of serial numbers) of the CONTRACT PRODUCT resulting from a common defect in the CONTRACT PRODUCTS that was not discernible from an inspection and test of CONTRACT PRODUCTS. In the event such latent defect is agreed by KTA and CALCOMP in writing, then CALCOMP may elect to enter into a field replacement program of the affected part or assembly, prior to its failure, so as to prevent or minimize any liability or end user dissatisfaction with the CONTRACT PRODUCT. In such case KTA shall provide replacement parts at no cost."

4) Article 7 WARRANTY - Paragraph 7.5 - replace this paragraph with the following:

        "THIS WARRANTY IS IN LIEU OF ALL OTHERS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR OR INTENDED PURPOSE, AND ACTION UNDER THIS WARRANTY SHALL BE THE EXCLUSIVE REMEDY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM A BREACH OF ITS OBLIGATIONS HEREUNDER EXCEPT IN THE CASE OF A MATERIAL OR WILLFUL BREACH."

5)      Article 10 SECRECY - sub-paragraph (a) - revise wording as follows:

        "All information in written or other physical form, delivered to it by the other party and which is designated to be proprietary and confidential will be safeguarded in the same manner as it safeguards its own proprietary and confidential information of like character, and will not be divulged to third parties by it. Information which is initially orally or visually submitted and identified at the time of initial disclosure as proprietary shall also be safeguarded only if the other party notifies it in writing, within ten (10) business days of such initial oral or visual disclosure, with a specific written identification of the proprietary information contained in such initial oral or visual disclosure.

        This Agreement shall not impose any obligation upon the receiving party with respect to any portion of the received information which (i) is now, or which hereafter, through no act or failure to act on the part of the receiving party, becomes generally known or available; (ii) is known to the receiving party at the time of receiving such information; (iii) is furnished to others by the disclosing party without restriction on disclosure; (iv) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; or (v) is independently developed by the receiving party without recourse to the received information, provided that the receiving party can demonstrate by written documentation that it developed such information independently.

        Each party agrees that upon written request from the other it will return any identified proprietary and confidential written material furnished to it which has not been provided in accordance with

Date Revised: May 13, 1996                                                   2
        some business agreement transferring rights to such material, and will state in writing that no copy of such material has been provided to others or has been retained (except for one archival copy which each party may retain in locked legal files)."

6)      Article 10 SECRECY - sub-paragraph (c) - revise wording as follows:

        "This commitment shall terminate three (3) years from the Termination Date of this Agreement."

7) Article 15 ASSIGNMENT - Replace the existing language with the following:

        "This Agreement may not be assigned by either party without the prior written agreement of the other party and any purported attempt to do so shall be null and void. This Agreement shall, however, be binding upon and inure to the benefit of any successor in interest of a party hereto as a result of a merger or consolidation."

8) Add a new Article 22 entitle "MACHINE RESCHEDULE" with wording as follows:

        "CALCOMP may, without incurring liability for any additional or increased costs resulting therefrom, make changes in the quantities of the MACHINES scheduled to be delivered, provided written notice of such change is given to KTA no later than the period of time specified below as applicable to the percentage change in quantity."


        DAYS PRIOR TO SCHEDULED         PERCENTAGE CHANGE IN QUANTITY
        FOB DELIVERY DATE               INCREASE                DECREASE
           0 - 60                        0%                      0%
         61 or more                     20%                     10%"

9) Add a new Article 23 entitled "MACHINE DISCONTINUATION" with wording as follows:

        "KTA shall provide six (6) months written notice to CALCOMP of its discontinuance of the manufacture of the MACHINE. The notice shall comprise KTA's model number, description, CALCOMP part number and KTA's replacement part number, where applicable. Such notices shall be sent as provided for herein. During the notice period CALCOMP may place orders for delivery of the MACHINE, including life time buy purchase orders, for delivery during the notice period or in the subsequent six
        (6) month period provided that the delivery schedule for such six (6) month period is determined at the time of such orders."

10) Add a new Article 24 entitled "SURVIVAL PROVISIONS" with wording as follows:

        "Notwithstanding the termination or cancellation of this Agreement, the relevant provisions of Articles 2, 3, 5, 7, 8, 9, 10, 17, 18 and 19 and any other Articles for which the context so requires shall survive and shall continue to apply in accordance with their terms."

11)     Replace Annex II with Annex II (Revision 1) attached hereto.

Date Revised: May 13, 1996                                                   3

12) All other terms and conditions of the Agreement as amended shall remain in full force and effect.

The parties hereto ratify and confirm the Agreement as revised by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to sign this Amendment on their behalf as of the date first above written.

CALCOMP INC.                            KATSURAGAWA ELECTRIC CO., LTD.

By: /s/ GARY LONG                       By: /s/ MASANORI WATANABE
       -------------                           ------------------
Name:   Gary Long                       Name:   Masanori Watanabe
Title:  President                       Title:  President

Date:   6-3-96                          Date:   6-14-96
      --------------                         --------------------

                APPROVED
               AS TO FORM

               /s/ W. F. PORTER, JR.
            -----------------------
               LEGAL DEPT.

Date Revised:  May 13, 1996

                                                                            4